UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2010

ARBINET CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-51063	13-3930916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 Herndon Parkway, Suite 150 Herndon, Virginia 20170		20170
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  703-456-4100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 11, 2010, Arbinet Corporation (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2010.  A copy of the press release is being furnished as part of this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.  The information set forth in the press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to Employment Agreement with Gary G. Brandt

On August 9, 2010, the Company entered into the First Amendment (the “Brandt Amendment”) to the Employment Agreement (the “Employment Agreement”) between Arbinet and Gary G. Brandt, Arbinet’s Chief Financial Officer. The Employment Agreement provided, among other things, that until the earlier of September 1, 2010 or Mr. Brandt’s relocation to the Herndon, Virginia area, Mr. Brandt was entitled to reimbursement by the Company for up to $5,500 per month of his reasonable and documented out-of-pocket expenses incurred for living expenses in the Herndon, Virginia area and travel to and from his residence in Connecticut.  The Brandt Amendment has amended the foregoing provisions of the Employment Agreement to provide, among other things, that until the earlier of January 1, 2011 or Mr. Brandt’s relocation to the Herndon, Virginia area, Mr. Brandt is entitled to reimbursement by the Company for up to $5,500 per month of his reasonable and documented out-of-pocket expenses incurred for living expenses in the Herndon, Virginia area and travel to and from his residence in Connecticut.

The foregoing summary of the Brandt Amendment does not purport to be complete and is qualified in its entirety by reference to the Brandt Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*	First Amendment, dated as of August 9, 2010, to the Employment Agreement by and between Arbinet Corporation and Gary G. Brandt.

99.1**	Press release dated August 11, 2010.

___________________________________
*	Filed herewith
**	Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbinet Corporation

By:	/s/ Christie A. Hill
Name:	Christie A. Hill
Title:	General Counsel and Secretary

Date:  August 11, 2010

EXHIBIT INDEX

Exhibit Number	Description

10.1*	First Amendment, dated as of August 9, 2010, to the Employment Agreement by and between Arbinet Corporation and Gary G. Brandt.

99.1**	Press release dated August 11, 2010.

_________________________________
*	Filed herewith
**	Furnished herewith